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                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.

                      Seligman Henderson International Fund
                 Seligman Henderson Emerging Markets Growth Fund
               Seligman Henderson Global Growth Opportunities Fund
                Seligman Henderson Global Smaller Companies Fund
                    Seligman Henderson Global Technology Fund

                       Statement of Additional Information
                                  March 1, 1999

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Henderson Global Fund Series, Inc., dated March 1, 1999. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Funds' Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.



                               Table of Contents

Fund History .............................................................  2
Description of the Funds and Their Investments and Risks .................  2
Management of the Funds ..................................................  10
Control Persons and Principal Holders of Securities.......................  16
Investment Advisory and Other Services ...................................  16
Brokerage Allocation and Other Practices .................................  24
Capital Stock and Other Securities .......................................  25
Purchase, Redemption, and Pricing of Shares ..............................  26
Taxation of the Funds ....................................................  31
Underwriters..............................................................  33
Calculation of Performance Data ..........................................  35
Financial Statements......................................................  40
General Information.......................................................  40
Appendix A ...............................................................  42
Appendix B................................................................  45
Appendix C................................................................  47

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                                  Fund History

Seligman Henderson Global Fund Series, Inc. was incorporated in Maryland on November 22, 1991 under the name Seligman International Fund Series, Inc. It changed its name to its present name on May 25, 1993.

            Description of the Funds and Their Investments and Risks

Classification

Seligman Henderson Global Fund Series, Inc. is a diversified, open-end management investment company, or mutual fund. It consists of five separate and distinct series, or funds:

Seligman Henderson International Fund (International Fund)
Seligman Henderson Emerging Markets Growth Fund (Emerging Markets Growth Fund) Seligman Henderson Global Growth Opportunities Fund (Global Growth Opportunities
Fund)
Seligman Henderson Global Smaller Companies Fund (Global Smaller Companies Fund) Seligman Henderson Global Technology Fund (Global Technology Fund)

Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.

General. In allocating each Fund's investments among geographic regions and individual countries, the investment manager will consider such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships.

Each Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Each Fund will normally invest its assets in equity securities, including common stock, securities convertible into or exchangeable for common stock, depositary receipts and warrants. A Fund may, however, invest up to 25% of its assets in preferred stock and debt securities. A Fund that invests "primarily" in a certain type of security invests at least 65% of its total assets in that type of security. Dividends or interest income are considered only when the investment manager believes that such income will favorably influence the market value of a security in light of each Fund's objective of capital appreciation. Equity securities in which each Fund invests may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets.

Debt securities in which each Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, each Fund, with the exception of the Emerging Markets Growth Fund, will invest only in "investment grade" debt securities or, in the case of unrated securities, debt securities that are, in the opinion of the investment manager, of equivalent quality to "investment grade" securities. "Investment grade" debt securities are rated within the four highest rating categories as determined by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Rating Service (S&P). Securities rated within the highest of the four investment grade categories (i.e., Aaa by Moody's and AAA by S&P) are judged to be of the best quality and carry the smallest degree of risk. For capital appreciation, the Emerging Markets Growth Fund may invest up to 5% of its assets in governmental and corporate debt securities that, at the time of purchase by the Fund, are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, deemed by the investment manager to be of comparable quality. The Emerging Markets Growth Fund will not invest in debt securities rated lower than C by Moody's or C by S&P or, if unrated, deemed by the investment manager to be of comparable quality. Securities rated Baa/BBB or lower lack high quality investment characteristics and may also have speculative characteristics. (Appendix A to the Statement of Additional Information contains a description of these rating categories.) Debt securities are interest-rate sensitive, so their value tends to decrease when interest rates rise and increase when interest rates fall.

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Each Fund may invest in securities represented by European Depositary Receipts
(EDRs), American Depositary Receipts (ADRs) and Global Depositary Receipts
(GDRs) (collectively, Depositary Receipts). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in US dollars at a price that generally reflects the US dollar equivalent of the home country share price. EDRs and GDRs are receipts similar to ADRs and are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. For purposes of a Fund's investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

By investing in foreign securities, a Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other, although markets in certain regions tend to move in the same direction. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The investment manager believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International and global diversification reduces the effect events in any one country will have on a Fund's entire investment portfolio. Of course, a decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Foreign Investment Risk Factors. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that a Fund's foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile, than securities of comparable domestic issuers. Foreign securities settlement practices may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less trading volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market); limitations on the removal of moneys or other assets of a Fund; political or social instability or revolution; or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Each Fund may invest in sovereign debt. The actions of governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its

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access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government's policies towards the International Monetary Fund, the World Bank and other internationalagencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country.

Foreign Currency Risk Factors. Investments in foreign securities will usually be denominated in foreign currency, and each Fund may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates, and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the US dollar and other currencies is generally determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow, and numerous other factors, including, in some countries, local governmental intervention), but can sometimes be affected by the imposition of fixed exchange rates that may overvalue a foreign currency, to the detriment of foreign investors.

Emerging Market Investment Risk Factors. Some of the risks described in the preceding paragraphs may be more severe for investments in emerging countries. By comparison with the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less seasoned and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital or the payment of special levies or taxes, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Smaller Company Investment Risk Factors. The investment manager believes that smaller companies generally have greater earnings and sales growth potential than larger companies. However, investments in such companies may involve greater risks, such as limited product lines, limited markets and limited financial or managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securities of larger companies.

Technology Investment Risk Factors. The value of Global Technology Fund shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial or managerial

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resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

Derivatives. Each Fund may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Fund will not invest in derivatives for speculative purposes, which means where the derivative investment exposes the Fund to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. A Fund will not invest in a specific type of derivative without prior approval from the Funds' Board of Directors after consideration of, among other things, how the derivative instrument serves the Fund's investment objective, and the risks associated with the investment. The only types of derivatives in which each Fund is currently permitted to invest are forward foreign currency exchange contracts, stock purchase rights and warrants, and put options.

Forward Foreign Currency Exchange Contracts. The investment manager will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Fund will usually enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the US dollar value of securities it already owns. A Fund may be required to cover certain forward currency contract positions by establishing a segregated account with its custodian that will contain only liquid assets, such as US Government securities or other liquid high-grade debt obligations.

A Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the US dollar). In this case the contract would approximate the value of some or all of a Fund's portfolio securities denominated in such foreign currency. If appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or proxy currency act as an effective proxy for other currencies. In these circumstances, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The investment manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of each Fund and its ability to purchase additional securities.

Except as set forth above and immediately below, a Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige a Fund to deliver an amount of foreign currency in excess of the value of such Fund's portfolio securities or other assets denominated in that currency. A Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies.

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However, the investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. However, a Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, a Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the investment manager.

Although a Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Fund's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the US dollar or other currencies. Additionally, this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Foreign currency forward contracts may not be available to a Fund on reasonable terms in many situations and a Fund may frequently choose not to enter into such contracts even when they are available.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Rights and Warrants. Each Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in a Fund's investment restrictions regarding such securities.


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A Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets (valued at the lower of cost or market). In addition, no more than 2% of net assets of a Fund may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

Put Options. Each Fund may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the market price of an underlying security held by the Fund. A Fund will not purchase options for speculative purposes.

Purchasing a put option gives a Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. This hedge protection is provided during the life of the put option since the Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price.

In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, a Fund would let the put option expire resulting in a reduced profit on the underlying security equal to the cost of the put option.

When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. The cost of the put option is limited to the premium plus commission paid. The Fund's maximum financial exposure will be limited to these costs.

A Fund may purchase both listed and over-the-counter put options. The Fund will be exposed to the risk of counterparty nonperformance in the case of over-the-counter put options.

Put options on securities may not be available to a Fund on reaonable terms in many situations and a Fund may frequently choose not to purchase options even when they are available. A Fund's ability to engage in option transactions may be limited by tax considerations.

Other Investment Companies. Certain emerging markets have restrictions that preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment is permitted in certain emerging markets through governmentally authorized investment vehicles or companies, including closed-end investment companies, which may be acquired at prices in excess of their net asset values. In accordance with the 1940 Act, each Fund may invest up to 10% of its assets in shares of other investment companies. If a Fund invests in other investment companies, shareholders would bear not only their proportionate share of that Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

Short Sales. Each Fund may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which a Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issuer as, and equal in amount to, the securities sold short.

Repurchase Agreements. Each Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a security , generally a US Government obligation, subject to resale at a mutually agreed-upon price and time. The resale price reflects an agreed upon interest rate effective for the period of time a Fund

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holds the security and is unrelated to the interest rate on the security.
A Fund's repurchase agreement will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating securities underlying the agreement, a decline in the value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into forperiods of one week or less. A Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be invested in such agreements and other illiquid securities.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933
(1933 Act)) and other securities that are not readily marketable. Each Fund does not currently expect to invest more than 5% of its assets in such securities. A Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and, the Funds' Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 5% of each Fund's total assets (except the Emerging Markets Growth Fund, where such borrowings will not exceed 10% of the Fund's total assets) and will be made at prevailing interest rates. Each Fund's borrowings are limited so that immediately after such borrowing the value of its assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Fund, for any reason, have borrowings that do not meet the above test, that Fund must reduce its borrowings so as to meet the foregoing test within three business days. Under these circumstances, a Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of a Fund's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of a Fund could decrease faster than if there had been no borrowings.

Lending of Portfolio Securities. Each Fund may lend portfolio securities to broker/dealers or other institutions, if the investment manager believes such loans will be beneficial to a Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividend or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by a Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Except as otherwise specifically noted above, a Fund's investment strategies are not fundamental and the Funds, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

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Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, each Fund may not:
1. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer
(except securities issued or guaranteed by the US Government, its agencies or instrumentalities).

2. Invest more than 25% of its total assets, at market value, in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the US Government, its agencies or instrumentalities).

3. Own more than 10% of the outstanding voting securities of any issuer, or more than 10% of any class of securities of one issuer.

4. Invest more than 5% of the value of its total assets, at market value, in the securities of issuers which, with their predecessors, have been in business less than three years; provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this limitation.

5. Purchase securities of open-end or closed-end investment companies, except as permitted by the Investment Company Act of 1940, as amended, and other applicable law or for the purpose of hedging the Fund's obligations under the Deferred Compensation Plan for Directors.

6. Invest in warrants if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to have been purchased without cost.

7. Make loans of money or securities other than (a) through the purchase of securities in accordance with a Fund's investment objective, (b) through repurchase agreements and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of its total assets.

8. Issue senior securities or borrow money except from banks and then in amounts not in excess of 5% (10% for Emerging Markets Growth Fund) of its total assets. as described above.

9. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

10. Invest in companies for the purpose of exercising control or management.

11. Underwrite securities of other issuers except to the extent that a Fund may be deemed an underwriter when purchasing or selling portfolio securities.

12. Purchase or retain securities of any issuer (other than the shares of the Fund) if to the Fund's knowledge, those officers and directors of the Fund and the officers and directors of the investment manager or subadviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

13. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or issued by companies or investment trusts that invest in real estate or interests therein).

14. Make short sales except short sales against-the-box.

Each Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or b proxy.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, a Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the US Government or state governments. A Fund's investments in commercial paper of US issuers will be limited to (1) obligations rated Prime-1 by Moody's or A-1 by S&P or (2) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by S&P. A description of various commercial paper ratings and debt securities ratings appears in Appendix A. A Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US short-term instruments.

Portfolio Turnover

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Funds' portfolio turnover rates for the fiscal years ended October 31, 1998 and 1997 were:

        Fund                                            1998            1997
        ----                                            ----            ----
        International Fund                             81.37%          83.11%
        Emerging Markets Growth Fund                   94.09           84.09
        Global Growth Opportunities Fund               45.43           79.32
        Global Smaller Companies Fund                  50.81           57.24
        Global Technology Fund                         87.55           94.06

                             Management of the Funds

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Funds.

Management Information

Directors and officers of the Funds, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

             Name,                                                                     Principal
           (Age) and                   Positions(s) Held                          Occupation(s) During
            Address                        With Fund                                  Past 5 Years
           ---------                   -----------------                          --------------------

      William C. Morris*         Director, Chairman of the       Chairman,  J. & W.  Seligman  & Co.  Incorporated,
             (60)                Board, Chief Executive          Chairman and Chief Executive Officer, the Seligman
                                 Officer and Chairman of the     Group of investment companies;  Chairman, Seligman
                                 Executive Committee             Advisors, Inc, Seligman Services,  Inc., and Carbo
                                                                 Ceramics Inc.,  ceramic  proppants for oil and gas
                                                                 industry;    Director,    Seligman   Data   Corp.,
                                                                 Kerr-McGee    Corporation,    diversified   energy
                                                                 company;  and Sarah Lawrence College. Formerly,
                                                                 Director,  Daniel Industries Inc., manufacturer of
                                                                 oil  and  gas metering equipment.

        Brian T. Zino*           Director, President and         Director  and  President,  J. & W.  Seligman & Co.
             (46)                Member of the Executive         Incorporated;  President  (with the  exception  of
                                 Committee                       Seligman Quality Municipal Fund, Inc. and Seligman
                                                                 Select  Municipal  Fund,  Inc.)  and  Director  or
                                                                 Trustee,   the   Seligman   Group  of   investment
                                                                 companies;    Chairman,   Seligman   Data   Corp.;
                                                                 Director,  ICI Mutual Insurance Company;  Seligman
                                                                 Advisors, Inc., and Seligman Services, Inc.

     Richard R. Schmaltz*        Director and Member of the      Director  and  Managing   Director,   Director  of
             (58)                Executive Committee             Investments,  J. & W. Seligman & Co. Incorporated;
                                                                 Director  or  Trustee,   the  Seligman   Group  of
                                                                 investment companies; Director, Seligman Henderson
                                                                 Co.,  and  Trustee   Emeritus  of  Colby  College.
                                                                 Formerly,   Director,   Investment   Research   at
                                                                 Neuberger  & Berman  from  May  1993 to  September
                                                                 1996.

        John R. Galvin                      Director             Dean,  Fletcher  School  of Law and  Diplomacy  at
             (69)                                                Tufts   University;   Director  or  Trustee,   the
       Tufts University                                          Seligman Group of investment companies;  Chairman,
        Packard Avenue,                                          American  Council on  Germany;  a Governor  of the
       Medford, MA 02155                                         Center for Creative Leadership; Director; Raytheon
                                                                 Co., electronics; National Defense University; and
                                                                 the  Institute  for  Defense  Analysis.  Formerly,
                                                                 Director,  USLIFE  Corporation;  Ambassador,  U.S.
                                                                 State   Department  for  negotiations  in  Bosnia;
                                                                 Distinguished   Policy   Analyst   at  Ohio  State
                                                                 University  and Olin  Distinguished  Professor  of
                                                                 National  Security  Studies at the  United  States
                                                                 Military Academy.  From June 1987 to June 1992, he
                                                                 was the Supreme Allied  Commander,  Europe and the
                                                                 Commander-in-Chief,    United   States    European
                                                                 Command.

             Name,                                                                     Principal
           (Age) and                   Positions(s) Held                          Occupation(s) During
            Address                        With Fund                                  Past 5 Years
           ---------                   -----------------                          --------------------
       Alice S. Ilchman                     Director             Retired   President,   Sarah   Lawrence   College;
             (63)                                                Director  or  Trustee,   the  Seligman   Group  of
      18 Highland Circle                                         investment companies;  Director, the Committee for
     Bronxville, NY 10708                                        Economic    Development;    and   Chairman,    The
                                                                 Rockefeller  Foundation,   charitable  foundation.
                                                                 Formerly,    Trustee,   The   Markle   Foundation,
                                                                 philanthropic  organization;  and Director, NYNEX,
                                                                 telephone company; and International  Research and
                                                                 Exchange Board, intellectual exchanges.

       Frank A. McPherson                   Director             Retired  Chairman and Chief  Executive  Officer of
              (65)                                               Kerr-McGee  Corporation;  Director or Trustee, the
    123 Robert S. Kerr Ave.                                      Seligman Group of investment companies;  Director,
    Oklahoma City, OK 73112                                      Kimberly-Clark  Corporation,   consumer  products;
                                                                 Bank of Oklahoma Holding Company;  Baptist Medical
                                                                 Center;    Oklahoma    Chapter   of   the   Nature
                                                                 Conservancy; Oklahoma Medical Research Foundation;
                                                                 and National Boys and Girls Clubs of America;  and
                                                                 Member of the  Business  Roundtable  and  National
                                                                 Petroleum Council.  Formerly,  Chairman,  Oklahoma
                                                                 City  Public  Schools  Foundation;  and  Director,
                                                                 Federal Reserve  System's Kansas City Reserve Bank
                                                                 and the Oklahoma City Chamber of Commerce.

         John E. Merow                      Director             Retired  Chairman and Senior  Partner,  Sullivan &
             (69)                                                Cromwell,  law  firm;  Director  or  Trustee,  the
       125 Broad Street,                                         Seligman Group of investment companies;  Director,
      New York, NY 10004                                         Commonwealth  Industries,  Inc.,  manufacturers of
                                                                 aluminum  sheet   products;   the  Foreign  Policy
                                                                 Association;  Municipal  Art  Society of New York;
                                                                 the U.S. Council for International  Business;  and
                                                                 New York Presbyterian Hospital; Chairman, American
                                                                 Australian Association;  and New York Presbyterian
                                                                 Healthcare  Network,  Inc.;   Vice-Chairman,   the
                                                                 U.S.-New  Zealand  Council;   and  Member  of  the
                                                                 American  Law  Institute  and  Council  on Foreign
                                                                 Relations.

        Betsy S. Michel                     Director             Attorney;  Director or Trustee, the Seligman Group
             (56)                                                of investment companies; Trustee, The Geraldine R.
         P.O. Box 449                                            Dodge  Foundation,   charitable  foundation;   and
      Gladstone, NJ 07934                                        Chairman of the Board of Trustees of St.  George's
                                                                 School  (Newport,  RI).  Formerly,  Director,  the
                                                                 National   Association  of   Independent   Schools
                                                                 (Washington, DC).

             Name,                                                                     Principal
           (Age) and                   Positions(s) Held                          Occupation(s) During
            Address                        With Fund                                  Past 5 Years
           ---------                   -----------------                          --------------------
        James C. Pitney                     Director             Retired Partner, Pitney, Hardin, Kipp & Szuch, law
             (72)                                                firm;  Director or Trustee,  the Seligman Group of
 Park Avenue at Morris County,                                   investment companies.  Formerly,  Director, Public
 P.O. Box 1945, Morristown, NJ                                   Service Enterprise Group, public utility.
             07962

       James Q. Riordan                     Director             Director  or  Trustee,   the  Seligman   Group  of
             (71)                                                investment   companies;   Director,   The  Houston
       675 Third Avenue,                                         Exploration Company; The Brooklyn Museum,  KeySpan
          Suite 3004                                             Energy   Corporation;   and  Public   Broadcasting
      New York, NY 10017                                         Service;  and Trustee,  the Committee for Economic
                                                                 Development.  Formerly,  Co-Chairman of the Policy
                                                                 Council of the Tax  Foundation;  Director,  Tesoro
                                                                 Petroleum Companies, Inc. and Dow Jones & Company,
                                                                 Inc.; Director and President, Bekaert Corporation;
                                                                 and Co-Chairman, Mobil Corporation.

       Robert L. Shafer                     Director             Retired Vice President,  Pfizer Inc.;  Director or
             (66)                                                Trustee,   the   Seligman   Group  of   investment
     96 Evergreen Avenue,                                        companies. Formerly, Director, USLIFE Corporation.
         Rye, NY 10580

       James N. Whitson                     Director             Director  and  Consultant,   Sammons  Enterprises,
             (63)                                                Inc.;  Director or Trustee,  the Seligman Group of
    6606 Forestshire Drive                                       investment   companies;   Director,   C-SPAN   and
       Dallas, TX 75230                                          CommScope,  Inc.,  manufacturer of coaxial cables.
                                                                 Formerly,    Executive   Vice   President,   Chief
                                                                 Operating Officer, Sammons Enterprises,  Inc.; and
                                                                 Director, Red Man Pipe and Supply Company,  piping
                                                                 and other materials.

         Peter Bassett            Vice President and Portfolio   Portfolio Manager, Henderson Investment Management
              (43)                          Manager              Limited.  He  has  been  a  portfolio  manager  at
                                                                 Henderson plc since December, 1992.

         Iain C. Clark            Vice President and Portfolio   Chief Investment Officer, Henderson Investment
            (48)                          Manager                Management Limited since April 1992.  He has been
                                                                 a Director at Henderson International Limited and
                                                                 Senior Portfolio Manager at Henderson plc,
                                                                 respectively, since April 1985.

          Nitin Mehta             Vice President and Portfolio   Portfolio Manager, Henderson Investment Management
              (38)                          Manager              Limited.  He has  been a  portfolio  manager  at
                                                                 Henderson   plc since September  1994.  From
                                                                 May  1993 to  September 1994, he was Head of
                                                                 Currency  Management  and Derivatives at Quorum
                                                                 Capital Management.


             Name,                                                                     Principal
           (Age) and                   Positions(s) Held                          Occupation(s) During
            Address                        With Fund                                  Past 5 Years
           ---------                   -----------------                          --------------------

        Arsen Mrakovcic           Vice President and Portfolio   Managing   Director,   J.  &  W.  Seligman  &  Co.
              (33)                          Manager              Incorporated;   Vice   President   and   Portfolio
                                                                 Manager,  two other open-end investment  companies
                                                                 in the  Seligman  Group of  investment  companies.
                                                                 Formerly, Vice President, Investment Officer, J. &
                                                                 W. Seligman & Co.  Incorporated  from January 1995
                                                                 to January 1996 and Portfolio  Assistant,  J. & W.
                                                                 Seligman  & Co.  Incorporated  from  June  1992 to
                                                                 January 1995.

     Marion S. Schultheis          Vice President and Portfolio  Managing Director, J. & W. Seligman & Co.
            (45)                             Manager             Incorporated since May 1998; Vice President and
                                                                 Portfolio Manager, three open-end investment
                                                                 companies in the Seligman Group of investment
                                                                 companies.  Formerly, Managing Director at
                                                                 Chancellor LGT from October 1997 until May 1998;
                                                                 and Senior Portfolio Manager at IDS Advisory Group
                                                                 Inc. from August 1987 until October 1997.

     Brian Ashford-Russell         Vice President and Portfolio  Portfolio Manager, Henderson Investment Management
             (40)                            Manager             Limited.  He has been a portfolio manager at
                                                                 Henderson plc since February 1993.

          Paul H. Wick            Vice President and Portfolio   Director and Managing Director, J. & W. Seligman &
              (36)                          Manager              Co. Incorporated,  since January 1995 and November
                                                                 1997,  respectively;  Vice President and Portfolio
                                                                 Manager,  two other open-end investment  companies
                                                                 in the  Seligman  Group of  investment  companies;
                                                                 Portfolio  Manager, Henderson Investment Management
                                                                 Limited.  He joined J. & W. Seligman & Co.
                                                                 Incorporated in 1987 as an Associate, Investment
                                                                 Research.

       Lawrence P. Vogel                 Vice President          Senior Vice President, Finance, J. & W. Seligman &
             (42)                                                Co.  Incorporated,  Seligman  Advisors,  Inc., and
                                                                 Seligman Data Corp.; Vice President,  the Seligman
                                                                 Group  of   investment   companies   and  Seligman
                                                                 Services, Inc.; and Treasurer,  Seligman Henderson
                                                                 Co.

        Frank J. Nasta                     Secretary             General  Counsel,  Senior Vice President,  Law and
             (34)                                                Regulation  and  Corporate  Secretary,   J.  &  W.
                                                                 Seligman  &  Co.  Incorporated;   Secretary,   the
                                                                 Seligman Group of investment  companies,  Seligman
                                                                 Advisors,  Inc., Seligman Henderson Co., Seligman
                                                                 Services, Inc., and Seligman Data Corp.

         Thomas G. Rose                    Treasurer             Treasurer,   the  Seligman   Group  of  investment
              (41)                                               companies and Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Funds for which no market valuation is available, and to elect or appoint officers of the Funds to serve until the next meeting of the Board.

Directors and officers of the Funds are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation

                                                                           Pension or           Total Compensation
                                                      Aggregate       Retirement Benefits         From Funds and
                    Name and                        Compensation       Accrued as Part of        Fund Complex Paid
               Position with Fund                  From Funds (1)        Fund Expenses          to Directors (1)(2)
               ------------------                  --------------        -------------          -------------------
William C. Morris, Director and Chairman                 N/A                 N/A                      N/A
Brian T. Zino, Director and President                    N/A                 N/A                      N/A
Richard R. Schmaltz, Director                            N/A                 N/A                      N/A
John R. Galvin, Director                              $6,265.18              N/A                  $77,000
Alice S. Ilchman, Director                             5,905.83              N/A                   70,000
Frank A. McPherson, Director                           6,158.78              N/A                   75,000
John E. Merow, Director                                6,109.93              N/A                   74,000
Betsy S. Michel, Director                              6,265.18              N/A                   77,000
James C. Pitney, Director                              6,007.88              N/A                   72,000
James Q. Riordan, Director                             6,007.88              N/A                   72,000
Robert L. Shafer, Director                             6,007.88              N/A                   72,000
James N. Whitson, Director                             6,265.18 (d)          N/A                   77,000(d)

----------
(1) For the Fund's fiscal year ended October 31, 1998. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.
(2) The Seligman Group of investment companies consists of eighteen investment companies.
(d)  Deferred.

Seligman Henderson Global Fund Series, Inc. has a compensation arrangement under which outside directors may elect to defer receiving their fees. Seligman Henderson Global Fund Series, Inc. has adopted a Deferred Compensation Plan under which a director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury bills, or (2) the rate of return on the shares of any of the investment companies advised by J. & W. Seligman & Co. Incorporated, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Funds' financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Funds to Mr. Whitson as of October 31, 1998 was $22,159. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $12,364 and $1,501, respectively, as of October 31, 1998.

The Funds may, but are not obligated to, purchase shares of Seligman Group of investment companies to hedge their obligations in connection with the Deferred Compensation Plan.

Sales Charges

Class A shares of each Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Funds, the other investment companies in the Seligman Group, and J. & W. Seligman & Co. Incorporated and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by J. & W. Seligman & Co. Incorporated or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to a Fund.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

               Control Persons and Principal Holders of Securities

Control Persons

As of January 31, 1999, there was no person or persons who controlled any of the Funds, either through a significant ownership of shares or any other means of control.

Principal Holders

As of January 31, 1999, MLPF&S for the Sole Benefit of Its Customers, Attn Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record more than 5% of the outstanding shares of a class of the following Funds:

                                                           Percentage of Total
                                                          Outstanding Shares of
        Fund                                    Class     the Class of the Fund
        ----                                    -----     ---------------------
        International Fund                        A               18.74%
                                                  B               35.37%
                                                  D               31.14%

        Emerging Markets Growth Fund              A               12.47%
                                                  B               36.68%
                                                  D               32.51%

        Global Growth Opportunities Fund          A               36.20%
                                                  B               41.19%
                                                  D               46.55%

        Global Smaller Companies Fund             A               21.86%
                                                  B               34.31%
                                                  D               45.30%

        Global Technology Fund                    A               18.47%
                                                  B               32.01%
                                                  D               28.64%

Management Ownership

As of January 31, 1999, Directors and officers of the Funds as a group owned 3.57% of the Class A shares of the International Fund; 1.62% of the Class A shares of the Emerging Markets Growth Fund; 1.86% of the Class A shares of the Global Growth Opportunities Fund; and less than 1% of the Class A shares of each of the Global Smaller Companies Fund and the Global Technology Fund. As of the same date, no Directors or officers of the Funds owned any Class B or Class D capital stock of any Fund.

                     Investment Advisory and Other Services

Investment Manager

J. & W. Seligman & Co. Incorporated (Seligman) manages the Funds. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix B for further history of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

Each Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 1.00% per annum of the Fund's average daily net assets for each of the International Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund. The management fee is equal to 1.25% per annum of the Fund's average daily net assets for the Emerging Markets Growth Fund. The following chart indicates the management fees paid by each Fund as well as the percentage such fees represents of each Fund's average daily net assets for the fiscal years ended October 31, 1998, 1997, and 1996.

                                                         Fiscal                                  % of
                                                      Year/Period        Management        Average Daily
      Fund                                               Ended          Fee Paid ($)       Net Assets (%)
      ----                                               -----          ------------       --------------
      International Fund                                10/31/98            $954,634             1.00%
                                                        10/31/97             993,229             1.00
                                                        10/31/96             963,308             1.00

      Emerging Markets Growth Fund                      10/31/98          $1,034,015             1.25%
                                                        10/31/97           1,110,307             1.25
                                                        10/31/96*             66,785**            .45**

      Global Growth Opportunities Fund                  10/31/98          $1,982,193             1.00%
                                                        10/31/97           1,903,374             1.00
                                                        10/31/96           1,318,826             1.00

      Global Smaller Companies Fund                     10/31/98          $9,995,944             1.00%
                                                        10/31/97           9,494,033             1.00
                                                        10/31/96           4,279,964             1.00

      Global Technology Fund                            10/31/98          $8,247,297             1.00%
                                                        10/31/97           8,488,410             1.00
                                                        10/31/96           7,054,213             1.00

*    For the period 5/28/96 (commencement of operations) to 10/31/96.
** During the period, Seligman and/or Seligman Henderson Co., the prior subadviser, at their discretion, elected to waive a portion of their fees.

Under a Subadvisory Agreement dated July 1, 1998, Henderson Investment Management Limited (HIML) furnishes investment advice, research and assistance with respect to each Fund's non-US investments.

HIML, headquartered in the United Kingdom, was incorporated in 1984 and is a registered investment adviser under the Investment Advisers Act of 1940. HIML is a wholly owned subsidiary of Henderson plc. Henderson plc is a subsidiary of AMP Limited, an Australian life insurance and financial services company. Henderson plc, headquartered in London, is one of the largest money managers in Europe. See Appendix C for further history of Henderson plc.

HIML receives a fee from Seligman, in respect of each Fund, based on the "applicable percentage" of the average monthly assets of such Fund under its supervision. The "applicable percentage" is an annual rate of 0.90% for the period July 1, 1998 to June 30, 1999; 0.70% for the period July 1, 1999 to June 30, 2000; and 0.50% thereafter. The Subadvisory Agreement provides that it will continue until December 31, 1999; and, thereafter, is subject to the annual approval of the Funds' Board of Directors.

Each Fund pays all of its expenses, other than those assumed by Seligman or HIML, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Funds not employed by or serving as a director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated between each Fund and between the classes of each Fund in a manner determined by the Board of Directors to be fair and equitable.

The Management Agreement provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreements.

The Management Agreement was initially approved by the Board of Directors at a meeting held on March 19, 1992 and by the shareholders on May 20, 1993. The Management Agreement will continue in effect until December 31 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and
(2) Seligman has not notified the Funds at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Seligman Henderson Global Fund Series, Inc. has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Fund, within the preceding two weeks, (2) has been reviewed by Seligman for possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

Principal Underwriter

Seligman Advisors, Inc., (Seligman Advisors) an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated March 19, 1992, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman or HIML, regularly advise the Funds with respect to their investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of the Funds, as set forth below:

                                                                                   Regular Dealer
                                    Sales Charge           Sales Charge              Reallowance
                                     As a % of             as a % of Net              As a % of
Amount of Purchase               Offering Price(1)        Amount Invested          Offering Price
------------------               -----------------        ---------------          --------------
Less than   $ 50,000                   4.75%                  4.99%                    4.25%
$50,000  -  $ 99,999                   4.00                   4.17                     3.50
$100,000  -  $249,999                  3.50                   3.63                     3.00
$250,000  -  $499,999                  2.50                   2.56                     2.25
$500,000  -  $999,999                  2.00                   2.04                     1.75
$1,000,000  and over(2)                   0                      0                        0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within eighteen months.

Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For fiscal years ended October 31, 1998, 1997, and 1996, Seligman Services received commissions in the following amounts:

Fund                                       1998            1997           1996
----                                       ----            ----           ----
International Fund                       $ 8,971         $ 1,009        $ 3,204
Emerging Markets Growth Fund                 647           7,957          2,722*
Global Growth Opportunities Fund          10,047           1,921          9,362
Global Smaller Companies Fund             45,438          35,359        137,567
Global Technology Fund                    90,491          38,720        190,014

* For the period 5/28/96 (commencement of operations) to 10/31/96.

Rule 12b-1 Plans

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under its 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund will be allocated between the classes in accordance with a methodology approved by the Funds' Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under its 12b-1 Plan, each Fund, with respect to Class A shares, pays quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. These fees are used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If a Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended October 31, 1998 was as follows:

                                                     Total          % of Average
        Fund                                       Fees Paid         Net Assets
        ----                                       ---------         ----------
        International Fund                          $ 97,702              .21%
        Emerging Markets Growth Fund                  80,916             .23
        Global Growth Opportunities Fund             261,123             .24
        Global Smaller Companies Fund                982,147             .24
        Global Technology Fund                     1,334,768             .24

Class B

Under its 12b-1 Plan, each Fund, with respect to Class B shares, pays monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. The fee is comprised of (1) a distribution fee equal to .75% per annum, which is paid directly to a third party, FEP Capital, L.P., to compensate it for having funded, at the time of sale of Fund shares (i) a 4% commission payment to Service Organizations in connection with the sale of the Class B shares and (ii) a payment of up to .25% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or FEP Capital, L.P. in any one year upon the initial purchase of Class B shares of a Fund may exceed the 12b-1 fees paid by that Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and FEP Capital, L.P. are not reimbursed for expenses which exceed such fees. If a Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or FEP Capital, L.P. with respect to Class B shares. The total amount paid by each Fund in respect of Class B shares for the fiscal year ended October 31, 1998, was equal to 1% per annum of the average daily net assets of Class B shares, as follows:

             Fund                                          Total Fees Paid
             ----                                          ---------------

             International Fund                             $   84,989
             Emerging Markets Growth Fund                      242,231
             Global Growth Opportunities Fund                  214,020
             Global Smaller Companies Fund                   2,534,097
             Global Technology Fund                            599,016

Class D

Under its 12b-1 Plan, each Fund, with respect to Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service

Organizations at the time of sale of Class D shares of a service fee of up to
 .25% of the net asset value of the Class D share sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of assets invested in each Fund. The total amount paid by each Fund in respect of Class D shares for the fiscal year ended October 31, 1998 was equal to 1% per annum of the average daily net assets of Class D shares, as follows:

       Fund                                          Total Fees Paid
       ----                                          ---------------

       International Fund                              $  408,081
       Emerging Markets Growth Fund                       230,636
       Global Growth Opportunities Fund                   675,874
       Global Smaller Companies Fund                    3,401,501
       Global Technology Fund                           2,183,150

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 1998 (the most recent calendar quarter for which such information was reported), Seligman Advisors has incurred the following amounts of unreimbursed expenses in respect of each Fund's Class D shares:

                                           Amount of Unreimbursed
                                           Expenses Incurred with    % of the Net Assets of
                                            Respect to Class D             Class D at
       Fund                                        Shares               October 31, 1998
       ----                                        ------               ----------------
       International Fund                         $41,767                     .11%
       Emerging Markets Growth Fund                16,429                     .12
       Global Growth Opportunities Fund             --                         --
       Global Smaller Companies Fund              714,746                     .26
       Global Technology Fund                      21,862                     .01

If a Fund's 12b-1 Plan is terminated in respect of Class D shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.

Payments made by each Fund under its 12b-1 Plan for the fiscal year ended October 31, 1998, were spent on the following activities in the following amounts:

                                                        Compensation to   Compensation to         Other
Fund/Class                                                Underwriters     Broker/Dealers     Compensation*
----------                                                ------------     --------------     -------------
International Fund/Class A                                     --              $97,702              --
International Fund/Class B                                   $16,882             4,649              $63,458
International Fund/Class D                                    60,430           347,651              --

Emerging Markets Growth Fund/Class A                           --              $80,916              --
Emerging Markets Growth Fund/Class B                         $46,877            15,014             $180,340
Emerging Markets Growth Fund/Class D                          77,013           153,623              --

                                                        Compensation to   Compensation to         Other
Fund/Class                                                Underwriters     Broker/Dealers     Compensation*
----------                                                ------------     --------------     -------------
Global Growth Opportunities Fund/Class A                       --              $261,123             --
Global Growth Opportunities Fund/Class B                     $42,110             12,271            $159,639
Global Growth Opportunities Fund/Class D                      84,005            591,869             --

Global Smaller Companies Fund/Class A                          --              $982,147             --
Global Smaller Companies Fund/Class B                       $498,374            145,280          $1,890,443
Global Smaller Companies Fund/Class D                        709,878          2,691,623             --

Global Technology Fund/Class A                                 --            $1,334,768             --
Global Technology Fund/Class B                              $119,146             32,898            $446,972
Global Technology Fund/Class D                               147,575          2,035,575             --


* Payment is made to FEP Capital, L. P. to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan with respect to the International Fund was originally approved on July 15, 1993 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Fund (Qualified Directors) and by the shareholders of such Fund on September 21, 1993. The 12b-1 Plan with respect to the Emerging Markets Growth Fund was originally approved on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each Class of shares of the Fund on May 10, 1996. The 12b-1 Plan with respect to the Global Growth Opportunities Fund was originally approved on September 21, 1995 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on October 30, 1995. The 12b-1 Plan with respect to the Global Smaller Companies Fund was originally approved on July 16, 1992 by the Board of Directors, including a majority of the Qualified Directors. Amendments to the 12b-1 Plan in respect of Class D shares of the Global Smaller Companies Fund were approved by the Board of Directors of the Fund, including a majority of the Qualified Directors, on March 18, 1993 and the amended 12b-1 Plan was approved by the shareholders of the Global Smaller Companies Fund on May 20, 1993. The 12b-1 Plan with respect to the Global Technology Fund was originally approved on March 17, 1994 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on that date. The 12b-1 Plans were approved in respect of the Class B shares of each Fund other than the Emerging Markets Growth Fund on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each such Fund's Class B shares on that date, and became effective in respect of such Class B shares on April 22, 1996.

The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of such Class. If the amount payable in respect of Class A shares under a Fund's 12b-1 Plan is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case Class B shares will thereafter convert into the new class instead of into Class A shares.

The 12b-1 Plans require that the Treasurer of the Funds shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors. The 12b-1 Plans are reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation from each Fund pursuant to its 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended October 31, 1998, 1997, and 1996, Seligman Services received distribution and service fees from each Fund pursuant to its 12b-1 Plan as follows:

     Fund                                       1998        1997        1996
     ----                                       ----        ----        ----
     International Fund                      $ 20,727    $ 18,533    $ 15,809
     Emerging Markets Growth Fund               6,219       5,900         568*
     Global Growth Opportunities Fund           2,295       6,876       3,281
     Global Smaller Companies Fund             11,939      45,222      25,474
     Global Technology Fund                    26,484      86,328      36,015

*    For the period 5/28/96 (commencement of operations) to 10/31/96.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman and HIML will seek the most favorable price and execution in the purchase and sale of portfolio securities of each Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman or HIML desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman or HIML in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended October 31, 1998, 1997, and 1996, the Funds paid total brokerage commissions to others for execution, research and statistical services in the following amounts:

                                          Total Brokerage Commissions Paid
                                          --------------------------------
Fund                                    1998            1997            1996
----                                    ----            ----            ----
International Fund                    $ 344,771      $ 409,545       $ 337,391
Emerging Markets Growth Fund            392,683        419,950         151,798*
Global Growth Opportunities Fund        378,349        585,985         635,930
Global Smaller Companies Fund         1,801,953      1,910,979       1,558,525
Global Technology Fund                1,234,913        936,431       1,072,773

*    For the period 5/28/96 (commencement of operations) to 10/31/96.

Commissions

For the fiscal years ended October 31, 1998, 1997, and 1996, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with the Funds, Seligman, HIML, or Seligman Advisors.

Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Funds. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to a Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Funds.

Directed Brokerage

During the Funds' fiscal year ended October 31, 1998, neither the Funds, Seligman, nor HIML directed any of the Funds' brokerage transactions to a broker because of research services provided.

Regular Broker-Dealers

During the Funds' fiscal year ended October 31, 1998, the Funds did not acquire securities of any of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

                       Capital Stock and Other Securities

Capital Stock

Seligman Henderson Global Fund Series, Inc. is authorized to issue 2,000,000,000 shares of common stock, each with a par value of $.001 each, divided into five different series (which represent each of the Funds). Each Fund has three classes, designated Class A, Class B, and Class D shares. Each share of a Fund's Class A, Class B, and Class D capital stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. Seligman Henderson Global Fund Series, Inc. has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the multiclass plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

Seligman Henderson Global Fund Series, Inc. has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below) may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt
                                       26
under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports, and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Funds' shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of a Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available.
                                       27

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----

Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class B and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund, may use the Systematic Withdrawal Plan to withdraw up to 12% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2) in connection with (1) distributions from retirement plans qualified under
Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70
1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5) in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.

If, with respect to a redemption of any Class A, Class B, or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Fund Reorganizations

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.

Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are not recent sales transactions are valued based on quotations provided by primary market maker in such securities. Other securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the shares of each Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE.

For purposes of determining the net asset value per share of a Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 4.75% and Class B and Class D shares are sold at NAV(1). Using each Class's NAV at October 31, 1998, the maximum offering price of each Fund's shares is as follows:

                                     Class A

                                                                       Global          Global
                                                       Emerging        Growth          Smaller          Global
                                      International     Markets    Opportunities      Companies       Technology
                                          Fund           Fund           Fund            Fund             Fund
                                       ---------       --------       ---------       ---------       ---------
Net asset value per share .........    $   17.75       $   5.18       $    9.62       $   14.11       $   12.48
Maximum sales charge
  (4.75% of offering price) .......          .89            .26             .48             .70             .62
                                       ---------       --------       ---------       ---------       ---------
Offering price to public ..........    $   18.64       $   5.44       $   10.10       $   14.81       $   13.10
                                       =========       ========       =========       =========       =========

                                     Class B
                                                                       Global          Global
                                                       Emerging        Growth          Smaller          Global
                                      International     Markets    Opportunities      Companies       Technology
                                          Fund           Fund           Fund            Fund             Fund
                                       ---------       --------       ---------       ---------       ---------
Net asset value and
  offering price per share(1) .....    $   16.93       $   5.09       $    9.40       $   13.46       $   11.98
                                       =========       ========       =========       =========       =========

                                     Class D

                                                                       Global          Global
                                                       Emerging        Growth          Smaller          Global
                                      International     Markets    Opportunities      Companies       Technology
                                          Fund           Fund           Fund            Fund             Fund
                                       ---------       --------       ---------       ---------       ---------
Net asset value and
  Offering price per share(1) .....    $   16.93       $   5.09       $    9.40       $   13.47       $   11.96
                                       =========       ========       =========       =========       =========

----------
(1) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a CDSC of 1% on redemptions within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Funds

Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known.

US Federal Income Taxes. Each Fund is qualified and intends to continue to qualify for each taxable year for tax treatment as a "regulated investment company" under the Internal Revenue Code. Qualification relieves a Fund of Federal income tax liability on that part of its net ordinary income and net realized capital gains which it pays out to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the US Federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

Each Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. Each Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Certain distributions of the Fund which are paid in January of a given year but are declared in the prior October, November or December to shareholders of record as of a specified date during such a month will be treated as having been distributed to shareholders and will be taxable to shareholders as if received in December.

Dividends of net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since each Fund expects to derive a substantial portion of its gross income (exclusive of capital gains) from sources other than qualifying dividends, it is expected that only a portion of each Fund's dividends or distributions will qualify for the dividends received deduction for corporations.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held Fund shares. Individual shareholders will be subject to federal income tax on net capital gain at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Any dividend or distribution received by a shareholder on shares of a Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, such dividend or distribution, although in effect a return of capital, would be taxable to the shareholder as described above. If a shareholder has held shares in a Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during that period will be treated as a long-term capital loss to the extent of the distribution.

Dividends and distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund's common stock.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by such Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of a Fund's gross income from foreign sources; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's US tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. Each Fund's gains from the sale of securities will generally be treated as derived from US sources, however, and certain foreign currency gains and losses likewise will be treated as derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

Each Fund intends for each taxable year to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of each Fund whether the foreign taxes paid by such Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) such Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

Investments in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund itself may be subject to US Federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by such Fund as a dividend to its shareholders. If a Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, such Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, its pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to such Fund.

Certain Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Fund's net investment income available to be distributed to its shareholders as ordinary income.

Options Transactions. A special "marked-to-market" system governs the taxation of "section 1256 contracts," which include certain listed options. Each Fund may invest in such section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized. In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. In general, gain or loss recognized by a Fund on the actual or deemed disposition of a section 1256 contract will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time the section 1256 contract is actually held by such Fund. Each Fund can elect to exempt its section 1256 contracts which are part of a "mixed" straddle from the application of section 1256.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that suc a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

Seligman Henderson Global Fund Series, Inc. and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSC paid by investors.

Total sales charges paid by shareholders of Class A shares of the Funds for the fiscal years ended October 31, 1998, 1997, and 1996 are shown below, as well as the amounts of Class A sales charges that were retained by Seligman Advisors:

                                      1998

                                                                             Amount of Class A
                                                   Total Sales Charges    Sales Charges Retained
                                                  Paid by Shareholders              by
       Fund                                         On Class A Shares        Seligman Advisors
       ----                                         -----------------        -----------------
       International Fund                               $117,729                   $13,622
       Emerging Markets Growth Fund                      101,075                    11,459
       Global Growth Opportunities Fund                  176,957                    19,994
       Global Smaller Companies Fund                     848,066                    94,085
       Global Technology Fund                          1,099,378                   121,127

                                      1997

                                                                             Amount of Class A
                                                   Total Sales Charges    Sales Charges Retained
                                                  Paid by Shareholders              by
       Fund                                         On Class A Shares        Seligman Advisors
       ----                                         -----------------        -----------------
       International Fund                               $152,666                   $17,927
       Emerging Markets Growth Fund                      622,098                    69,894
       Global Growth Opportunities Fund                  403,744                    44,965
       Global Smaller Companies Fund                   3,632,126                   400,220
       Global Technology Fund                          1,923,733                   210,590


                                      1996

                                                                             Amount of Class A
                                                   Total Sales Charges    Sales Charges Retained
                                                  Paid by Shareholders              by
       Fund                                         On Class A Shares        Seligman Advisors
       ----                                         -----------------        -----------------
       International Fund                               $374,305                   $42,719
       Emerging Markets Growth Fund*                     780,777                    31,761
       Global Growth Opportunities Fund                4,381,479                   201,990
       Global Smaller Companies Fund                   7,309,493                   810,616
       Global Technology Fund                          8,466,372                   930,729

   *  For the period 5/28/96 (commencement of operations) to 10/31/96.

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during fiscal year ended October 31, 1998:

                                                               Compensation on
                                         Net Underwriting      Redemptions and
                                           Discounts and         Repurchases
                                            Commissions        (CDSC on Class A
                                          (Class A Sales         and Class D         Brokerage           Other
Fund                                     Charge Retained)         Retained)         Commissions      Compensation(1)
----                                     ----------------         ---------         -----------      ---------------
International Fund                           $13,622               $ 7,109             $--               $7,600
Emerging Markets Growth Fund                  11,459                16,136              --                8,034
Global Growth Opportunities Fund              19,994                15,178              --                8,743
Global Smaller Companies Fund                 94,085               118,278              --               82,534
Global Technology Fund                       121,127                42,732              --               28,886

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by each Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to FEP Capital, L.P., in connection with an arrangement with FEP Capital, L.P. as discussed above under "12b-1 Plans". In connection with this arrangement, Seligman Advisors receives payments from FEP Capital, L.P. based on the value of Class B shares sold. Such payments received for fiscal year 1998 are reflected in the table.

Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

Class A

The average annual total returns for the one-year and five-year periods ended October 31, 1998 and for the period April 7, 1992 (inception) through October 31, 1998 for the Class A shares of the International Fund were 1.46%, 6.12% and 9.34%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period May 28, 1996 (inception) through October 31, 1998 for the Class A shares of the Emerging Markets Growth Fund were (32.81%) and (14.14%), respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period November 1, 1995 (inception) through October 31, 1998 for the Class A shares of the Global Growth Opportunities Fund were 4.31% and 10.34%, respectively.

The average annual total returns for the one-year and five-year periods ended October 31, 1998 and for the period September 9, 1992 (inception) through October 31, 1998 for the Class A shares of the Global Smaller Companies Fund were (10.30)%, 10.41% and 14.49%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period May 23, 1994 (inception) through October 31, 1998 for the Class A shares of the Global Technology Fund were (5.53)% and 18.93%, respectively.

The average annual total returns for each Fund's Class A shares were computed by assuming a hypothetical initial investment of $1,000 in Class A shares of the Fund, subtracting the maximum sales charge of 4.75% of public offering price, and assuming that all dividends and distributions paid by the Fund's Class A shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).


Class B

The average annual total returns for the one-year period ended October 31, 1998 and for the period April 22, 1996 (inception) to October 31, 1998 for the Class B shares of the International Fund were 0.62% and 3.00%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period May 28, 1996 (inception) to October 31, 1998 for the Class B shares of the Emerging Markets Growth Fund were (33.49)% and (14.10)%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period April 22, 1996 (inception) to October 31, 1998 for the Class B shares of the Global Growth Opportunities Fund were 3.76% and 7.33%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period April 22, 1996 (inception) to October 31, 1998 for the Class B shares of the Global Smaller Companies Fund were (11.01)% and (0.19)%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period April 22, 1996 (inception) to October 31, 1998 for the Class B shares of the Global Technology Fund were (5.62)% and 8.69%, respectively.

The average annual total returns for each Fund's Class B shares were computed by assuming a hypothetical initial investment of $1,000 in Class B shares of the Fund, and assuming that all dividends and distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the applicable CDSC.

Class D

The average annual total returns for the one-year and five-year periods ended October 31, 1998 and for the period September 21, 1993 (inception) through October 31, 1998 for the Class D shares of the International Fund were 4.53%, 6.29%, and 7.12%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period May 28, 1996 (inception) through October 31, 1998 for the Class D shares of the Emerging Markets Growth Fund were (30.69)% and (13.02)%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and the period November 1, 1995 (inception) through October 31, 1998 for the Class D shares of the Global Growth Opportunities Fund were 7.76% and 11.33%, respectively.

The average annual total returns for the one-year and five-year periods ended October 31, 1998 and for the period May 3, 1993 (inception) through October 31, 1998 for Class D shares of the Global Smaller Companies Fund were (7.43)%, 10.66% and 12.77%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period May 23, 1994 (inception) through October 31, 1998 for the Class D shares of the Global Technology Fund were (2.51)% and 19.25%, respectively.

The average annual total returns for each Fund's Class D shares were computed by assuming a hypothetical initial investment of $1,000 in Class D shares of the Fund, and assuming that all dividends and distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting for the one-year period the 1% CDSC, if applicable.

The tables below illustrate the total returns on a $1,000 investment in each of the Fund's Class A, Class B and Class D shares from the commencement of a Fund's operations through October 31, 1998, assuming investment of all dividends and capital gain distributions and deduction of any applicable sales charges or CDSC. Average annual total returns are determined by calculating the annual rate of return required for the initial $1,000 investment to grow to the amount which would have been received upon redemption. (i.e., the average annual compound rate of return).

The results shown should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of any Fund today.

                                     Class A

                              Value of           Value of                         Total Value
Fund/Year                      Initial         Capital Gain       Value of             of                 Total
Ended (1)                  Investment (2)     Distributions       Dividends      Investment (2)       Return (1)(3)
---------                  --------------     -------------       ---------      --------------       -------------
International Fund
10/31/92                        $ 944              $---             $---             $ 944
10/31/93                        1,268               ---                4             1,272
10/31/94                        1,402                28                5             1,435
10/31/95                        1,326                87                5             1,418
10/31/96                        1,363               169                5             1,537
10/31/97                        1,422               261                5             1,688
10/31/98                        1,409               384                5             1,798                 79.79%

Emerging Markets Growth
Fund
10/31/96                         $904              $---             $---              $904
10/31/97                          979               ---              ---               979
10/31/98                          691               ---              ---               691                (30.93)%

Global Growth
Opportunities Fund
10/31/96                       $1,077              $---             $---            $1,077
10/31/97                        1,227               ---              ---             1,227
10/31/98                        1,282                61              ---             1,343                 34.35%

Global Smaller Companies
Fund
10/31/92                        $ 953              $---             $---             $ 953
10/31/93                        1,330               ---                3             1,333
10/31/94                        1,591                10                3             1,604
10/31/95                        1,853                69                4             1,926
10/31/96                        2,019               230                4             2,253
10/31/97                        2,083               352                4             2,439
10/31/98                        1,881               412                4             2,297                129.72%

                                     Class A

                              Value of           Value of                         Total Value
Fund/Year                      Initial         Capital Gain       Value of             of                 Total
Ended (1)                  Investment (2)     Distributions       Dividends      Investment (2)       Return (1)(3)
---------                  --------------     -------------       ---------      --------------       -------------
Global Technology Fund
10/31/94                       $1,116              $---             $---            $1,116
10/31/95                        1,740                16              ---             1,756
10/31/96                        1,508               116                3             1,627
10/31/97                        2,019               156                3             2,178
10/31/98                        1,664               494                3             2,161                116.06%

                                     Class B

                              Value of           Value of                         Total Value
Fund/Year                      Initial         Capital Gain       Value of             of                 Total
Ended (1)                  Investment (2)     Distributions       Dividends      Investment (2)       Return (1)(3)
---------                  --------------     -------------       ---------      --------------       -------------
International Fund
10/31/96                         $963              $---              $---             $963
10/31/97                          995                54               ---            1,049
10/31/98                          945               133               ---            1,078                  7.75%

Emerging Markets Growth
Fund
10/31/96                         $947              $---              $---            $ 947
10/31/97                        1,018               ---               ---            1,018
10/31/98                          692               ---               ---              692                (30.85)%

Global Growth
Opportunities Fund
10/31/96                         $998              $---              $---             $998
10/31/97                        1,127               ---               ---            1,127
10/31/98                        1,140                56               ---            1,196
                                                                                                           19.55%
Global Smaller Companies
Fund
10/31/96                       $1,019              $---              $---           $1,019
10/31/97                        1,042               ---                53            1,095
10/31/98                          904                43                48              995                 (0.48)%

Global Technology Fund
10/31/96                         $967              $---              $---             $967
10/31/97                        1,284               ---               ---            1,284
10/31/98                        1,014               220               ---            1,234                 23.43%

                                     Class D

                              Value of           Value of                         Total Value
Fund/Year                      Initial         Capital Gain       Value of             of                 Total
Ended (1)                  Investment (2)     Distributions       Dividends      Investment (2)       Return (1)(3)
---------                  --------------     -------------       ---------      --------------       -------------
International Fund
10/31/93                       $1,048              $---              $---           $1,048
10/31/94                        1,151                23               ---            1,174
10/31/95                        1,079                71               ---            1,150
10/31/96                        1,099               138               ---            1,237
10/31/97                        1,136               211               ---            1,347
10/31/98                        1,112               310               ---            1,422                 42.16%

Emerging Markets Growth
Fund
10/31/96                         $947              $---              $---             $947
10/31/97                        1,018               ---               ---            1,018
10/31/98                          713               ---               ---              713
                                                                                                          (28.71)%

Global Growth
Opportunities Fund
10/31/96                       $1,123              $---              $---           $1,123
10/31/97                        1,269               ---               ---            1,269
10/31/98                        1,317                63               ---            1,350                 38.00%

Global Smaller Companies
Fund
10/31/93                       $1,167              $---              $---           $1,167
10/31/94                        1,385                 9               ---            1,394
10/31/95                        1,600                60               ---            1,660
10/31/96                        1,728               200               ---            1,928
10/31/97                        1,767               305               ---            2,072
10/31/98                        1,581               355               ---            1,936                 93.62%

Global Technology Fund
10/31/94                       $1,164              $---              $---           $1,168
10/31/95                        1,806                16               ---            1,822
10/31/96                        1,554               121               ---            1,675
10/31/97                        2,063               161               ---            2,224
10/31/98                        1,675               511               ---            2,186                118.63%

---------------

1.   From commencement of operations on:

         Fund                               Class A Shares     Class B Shares     Class D Shares
         ----                               --------------     --------------     --------------
         International Fund                     4/7/92             4/22/96            9/21/93
         Emerging Markets Growth Fund          5/28/96             5/28/96            5/28/96
         Global Growth Opportunities Fund      11/1/95             4/22/96            11/1/95
         Global Smaller Companies Fund          9/9/92             4/22/96             5/3/93
         Global Technology Fund                5/23/94             4/22/96            5/23/94

2. The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load or CDSC, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSC, if applicable, and assumes investment of all dividends and capital gain distributions.

3. "Total Return" for each class of shares of a Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales load for Class A shares;
determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment. The International Fund's total return and average annual total return quoted from time to time through September 21, 1993 for Class A shares does not reflect the deduction of the administration, shareholder services and distribution fee effective on that date, which fee if reflected would reduce the performance quoted.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.

Seligman and/or the prior subadviser waived its fees and reimbursed certain expenses during some of the periods above, which positively affected the performance results presented.

From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc., an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Fund's Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales charges. Each Fund may also refer in advertisements in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Fund's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST AND YOUR MONEY.

A Fund's advertising or promotional material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

                              Financial Statements

The Annual Report to shareholders for the fiscal year ended October 31, 1998 contains a schedule of the investments of the Funds as of October 31, 1998, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

                               General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or Fund affected by such matter. Rule 18f-2 further provides that a class or Fund shall be deemed to be affected by a matter unless it is clear that the interests of each class or Fund in the matter are substantially identical or that the matter does not affect any interest of such class or Fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian and Recordkeeping Agents. Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for the Fund. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, maintains, under the general supervision of Seligman, certain accounting records and determines the net asset value for the each Fund.

Accountants. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

                                   Appendix A

Moody's Investors Service, Inc.  ("Moody's")
Debt Securities

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Commercial Paper

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicate the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Rating Service ("S&P")
Debt Securities

AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although it is somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

Commercial Paper

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   Appendix B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o Helps finance America's fledgling railroads through underwritings.
o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.
o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
o Is appointed U.S. Navy fiscal agent by President Grant.
o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company United Artists Theater Circuit and Victor Talking Machine Company.
o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $3 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o Establishes Investment Advisory Service.

 ...1940s

o Helps shape the Investment Company Act of 1940.
o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.
o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.
o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.
o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.
o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global and international investment products.
o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate Funds: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global
Technology Fund Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.
o Launches Seligman Value Fund, Inc., which currently offers two separate
Fund: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

                                   Appendix C

                            HISTORY OF HENDERSON PLC

Henderson plc's origins can be traced back to the year 1872, when its founder, Sir Alexander Henderson, joined the London Stock Exchange. In the years that followed, Sir Alexander and the Henderson brothers began a long tradition of global investing.

 ...Prior to 1900

o Alexander Henderson joins the London Stock Exchange in 1872.
o Invests in railways in South America and Spain, mining and gold interests in Mexico, Australia, and Chile, and wheat field developments in Canada and the United States.
o Invests in the Argentine Transandine Railway in 1887.
o Helps finance the building of Manchester Ship Canal in England in 1887.
o Launches TR Smaller Companies Investment Trust in 1887.
o Launches The Bankers Investment Trust in 1888.
o Launches Electric and General Investment Company in 1890.
o Launches TR City of London Trust in 1891.
o Helps finance the building of the Great Central Railway in England in 1894.
o Alexander Henderson is elected to British Parliament in 1898.

 ...1900-1910

o Alexander Henderson is knighted in 1902.
o Finances British Central African Company in 1902 to build railways across Africa.
o Launches TR Property Investment Trust in 1905.
o Helps establish the National Bank of Turkey in 1909.
o Establishes Witan Investment Company in 1909.

 ...1910s

o Alexander Henderson achieves peerage as the first Lord Faringdon in 1916.
o Helps establish The British Trade Corporation in 1917, dedicated to developing international trade for English companies.

 ...1920-1989

o Presides over the 1922 merger of the Great Central Railway with the London and North Eastern Railway.
o Henderson Administration, today Henderson plc, is formally incorporated in 1934.
o Henderson is one of the first United Kingdom investors in Occidental Petroleum in 1959.
o Begins managing a Fund of retail unit trusts in 1974 that are focused on international markets, including Japan, North America, Europe, and the Pacific. Today, Henderson manages 22 retail unit trusts, eight exempt unit trusts, and 20 investment trusts.
o Launches the Luxembourg-based Henderson Horizon Funds in 1983, including European Smaller Companies Fund and Global Bond Fund. Today, Henderson offers 12 Henderson Horizon Funds.
o Henderson is listed on the London Stock Exchange in 1983.


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 ...1990s

o Establishes a joint venture in 1991 with New York-based J. & W. Seligman & Co., known as Seligman Henderson Co., to offer global investment products.
o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate Funds: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund, and Seligman Henderson Emerging Markets Growth Fund.
o Has been the recipient of Micropal's "Best Investment Trust Manager of the Year" award for the years 1994, 1995, and 1996.
o In 1998, Henderson plc was acquired by AMP Limited, an Australian life insurance and financial services company.


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